SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Catalyst/Perini Strategic Income Fund

(Name of Registrant as Specified in Its Charter)

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Catalyst/Perini Strategic Income Fund

(formerly, Catalyst Strategic Income Opportunities Fund)

36 North New York Avenue

Huntington, NY 11743

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held AUGUST 6, 2025

Dear Shareholders:

The Board of Trustees of Catalyst/Perini Strategic Income Fund (the “Fund”), a closed-end management investment company operated as an interval fund and organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Fund (the “Meeting”), to be held at the offices of Thompson Hine, LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, on August 6, 2025 at 2:00 p.m., Eastern Time, for the following purposes:

1.	To approve a change to the Fund’s fundamental policy with respect to certain investment limitations.

2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 16, 2025 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 6, 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at https://vote.proxyonline.com/catalyst/docs/2025proxy.pdf.

By Order of the Board of Trustees

Jennifer Bailey, Secretary

July 2, 2025

YOUR VOTE IS IMPORTANT

To ensure your representation at the Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Catalyst/Perini Strategic Income Fund

(formerly, Catalyst Strategic Income Opportunities Fund)

36 North New York Avenue

Huntington, NY 11743

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 6, 2025

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Catalyst/Perini Strategic Income Fund (the “Fund”), for use at a special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, on August 6, 2025 at 2:00 p.m. Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about July 7, 2025.

The Meeting has been called by the Board for the following purposes:

1.	To approve a change to the Fund’s fundamental policy with respect to certain investment limitations.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 16, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund at 36 North New York Avenue, Huntington, NY 11743 or by calling 1-800-991-3319.

QUESTIONS AND ANSWERS

We recommend that you read the complete Proxy Statement. The following Questions and Answers provide an overview of the proposal and the information contained in this Proxy Statement.

Q. What is this document and why did we send it to you?

A. This is a Proxy Statement that provides you with information relating to a proposed change in the Fund’s fundamental policy regarding certain investment limitations on the Fund’s ability to purchase or sell real estate acquired as a result of ownership of securities or other instruments, as discussed further in Proposal 1. The proposal requires the approval of the Fund’s shareholders.

Q. Has the Board approved the proposed fundamental policy change?

A. Yes. The Board has approved the change in the Fund’s fundamental policy regarding certain investment limitations at its meeting held on February 25, 2025. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the change in fundamental policy is in the best interest of the Fund and its shareholders. The Board recommends that the Fund’s shareholders approve the proposal.

Q. Why is the Fund’s fundamental policy being changed?

A. Currently, the Fund’s fundamental policy regarding certain investment limitations is too restrictive. The change in the fundamental policy will better position the Fund’s investment adviser, Catalyst Capital Advisors LLC (the “Adviser”), and sub-adviser, Perini Capital, LLC (the “Sub-Adviser”), to take advantage of potential investments. If the Fund’s shareholders do not approve the proposed fundamental policy change, the Adviser and Sub-Adviser will not be able to take advantage of investments in the future that may result in acquiring real estate as a result of ownership or other instruments, including, but not limited to, through the default of real estate securities held by the Fund.

Q. Are the Fund’s investment objective or investment strategies changing?

A. The Fund’s investment objective and investment strategies are not changing in connection with this proposed fundamental policy change at this time. However, if approved, the proposed change in the Fund’s fundamental policy regarding certain investment limitations will allow the Adviser and Sub-Adviser greater flexibility to pursue new investment strategies in the future.

Important information regarding the proposal is set forth in the Proxy Statement.

Please read it carefully.

PROPOSAL 1

The Fund is subject to a number of fundamental policies, including a restriction on the Fund’s ability to purchase or sell real estate or interests in real estate. The Adviser and Sub-Adviser believe that there would be greater flexibility in the future in pursuing any new investment strategies for the Fund if the Fund is permitted to acquire real estate as a result of ownership of securities or other instruments, including, but not limited to, through the default of real estate securities held by the Fund, or commodities or commodity contracts. The Fund’s investment objective and investment strategies are not changing in connection with this proposed fundamental policy change at this time. Under the 1940 Act, a fundamental policy may be changed only with shareholder approval. In this proposal, the Fund’s shareholders are being asked to approve a change in the Fund’s fundamental policy regarding investment in real estate and interests in real estate.

Current Fundamental Policy	Proposed New Fundamental Policy
The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, including, but not limited to, through the default of real estate securities held by the Fund (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.

At a board meeting held on February 25, 2025, the Board unanimously approved the changes to the Fund’s fundamental policy regarding ownership of real estate. The Adviser and Sub-Adviser believe that changing the fundamental policy is in the best interests of shareholders because it will allow flexibility in pursuing the Fund’s investment objective and investment strategies in the future.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” Proposal 1.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a closed-end management investment company operated as an interval fund, organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on November 28, 2023. The Fund’s principal executive offices are located at 36 North New York Avenue, Huntington, NY 11743. The Board supervises the business activities of the Fund. The Fund retains various organizations to perform specialized services. The Fund currently retains Catalyst Capital Advisors LLC (the “Adviser”) as its investment adviser, and Perini Capital LLC (the “Sub-Adviser”) as its investment sub-adviser pursuant to an advisory agreement and sub-advisory agreement, respectively. U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator, accounting agent, and transfer agent. MFund Services, LLC, an affiliate of the Adviser, located at 36 North New York Avenue, Huntington, NY 11743, provides the Fund with management, compliance and legal services. U.S. Bank, located at 1555 N Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the securities and cash of the Fund’s portfolio.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed change in the Fund’s fundamental policy regarding certain investment limitations and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Fund revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

FUND	Voting Securities Outstanding
Catalyst/Perini Strategic Income Fund	3,837,887.979

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each share shall be entitled to one (1) vote, and each fractional share shall be entitled to a fractional vote, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed change in the Fund’s fundamental policy regarding certain investment limitations. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. This means that Proposal 1 may be approved by less than a majority of the outstanding shares of the Fund, provided a quorum is present at the Meeting.

When a proxy is returned as an abstention, the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the proposal. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power (“broker non-votes”). In addition, the broker is not permitted to deliver a proxy with respect to such beneficial owner’s shares, and accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act and will not be treated as present for purposes of determining a quorum. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares will not be counted for purposes of a vote on Proposal 1, quorum or any other purpose.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Fund, there were no Trustees or officers of the Fund who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Shares	Percentage of Share Class

Charles Schwab & CO INC	2,892,621.864	75.37%*

Giorgio M Borlenghi	700,000.000	18.24%

*Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jennifer Bailey, Secretary, Catalyst/Perini Strategic Income Fund, 36 North New York Avenue, Huntington, NY 11743. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Fund.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Fund has engaged HQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to HQ Fund Solutions are approximately $7,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Fund will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Fund, the Adviser and the Sub-Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY STATEMENT DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-800-991-3319, or write the Fund at 36 North New York Avenue, Huntington, NY 11743.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 6, 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at https://vote.proxyonline.com/catalyst/docs/2025proxy.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Schoonover, President

Dated: July 2, 2025

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

PROXY CARD

Catalyst/Perini Strategic
Income Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Catalyst/Perini Strategic Income Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2025

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jennifer Bailey and Lori Jakers each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Catalyst/Perini Strategic Income Fund (the “Fund”) to be held at the offices of the Thompson Hine LLP, 41 South High Street, Columbus, OH 43215 on August 6, 2025 at 2:00 p.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 370-1164. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 6, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/catalyst/docs/2025proxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Catalyst/Perini Strategic Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal(s) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal(s) if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
PROPOSAL(S):
1.	To approve a change to the Fund’s fundamental policy with respect to certain investment limitations.	○	○	○

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]